UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 9, 2005
                        (Date of earliest event reported)


                        AMERICAN TECHNICAL CERAMICS CORP.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                       1-9125                11-2113382
        --------                       ------                ----------

(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)         Identification No.)


                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
                  ---------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 622-4700
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2 (b) under the
         Exchange Act (17 CFR 240.14d-2 (b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the
         Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01         Other Events

         Attached as Exhibit 99.1 is a copy of a press release of American Technical Ceramics Corp. (the "Company"), dated September 14, 2005, announcing that the Company's wholly-owned subsidiary, American Technical Ceramics (Florida), Inc. ("ATC Florida") has entered into an Asset Purchase Agreement, dated September 9, 2005, with CTS Corporation ("CTS") whereby ATC Florida has agreed to purchase certain equipment of CTS used in the design and manufacture of low temperature co-fired ceramic products.

Item 9.01         Financial Statements and Exhibits

         The following exhibit is furnished with this report:

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release, dated September 14, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            AMERICAN TECHNICAL CERAMICS CORP.
                                            ---------------------------------
                                                     (Registrant)







                                                   /S/ ANDREW R. PERZ
                                               ------------------------------
Date:    September 14, 2005                          Andrew R. Perz
                                               Vice President, Finance
                                               (Principal Accounting Officer)